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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
FNB Corp.


     We consent to the use of our report dated March 7, 1997 incorporated by reference in the December 31, 1996 Form 10-KSB of FNB Corp. and subsidiary incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus for the acquisition of Home Savings Bank of Siler City, Inc., SSB.


                                            /s/ KPMG PEAT MARWICK LLP
November 7, 1997
Greensboro, North Carolina